Exhibit 99.1


CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

COMPARATIVE BALANCE SHEET

                                                             As of October 26,
ASSETS                                                             2002
-----------------------------------------------------------=====================

CURRENT ASSETS
 Cash and cash equivalents                                     $    29,923
 Accounts receivable, net of reserves                              222,692
 Notes receivable                                                  350,000
 Inventories                                                       652,212
 Prepayments                                                        48,004
--------------------------------------------------------------------------------

     Total current assets                                        1,302,831
--------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
 Machinery and equipment                                         1,335,080
 Less accumulated depreciation                                  (1,116,431)
--------------------------------------------------------------------------------

     Net property and equipment                                    218,649
--------------------------------------------------------------------------------

     Total assets                                              $ 1,521,480
================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
---------------------------------------------------------

CURRENT LIABILITIES
 Notes payable                                                 $    22,196
 Accounts payable                                                2,247,426
 Deferred revenues                                                  64,810
 Deferred gain, current portion                                        -
 Accrued liabilities:
  Salaries and benefits                                            119,074
  Warranty reserve                                                 276,379
  Restructuring reserve                                          1,075,537
  Other                                                            177,296
--------------------------------------------------------------------------------

     Total current liabilities                                   3,982,718
--------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.50 par value, 5,000,000 shares authorized,
     1,328,565 shares issued and outstanding                       664,282
 Additional paid-in capital                                        809,599
 Accumulated other comprehensive income                             50,871
 Pre-bankruptcy retained earnings (accumulated deficit)         (4,244,414)
 Post-bankruptcy retained earnings                                 258,424
--------------------------------------------------------------------------------

     Total stockholders' equity (deficit)                       (2,461,238)
--------------------------------------------------------------------------------

     Total liabilities and stockholders' equity                $ 1,521,480
================================================================================

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

PROFIT & LOSS STATEMENT                 As of October 26,
                                             2002
                                        =================
 Sales:
       Domestic                           $ 189,290
       International                         43,262
                                          ---------
            Total sales                     232,552

Cost of Goods Sold:
       Direct costs                         125,803
            Direct margin %                    45.9%
       Variance                                 757
       Engineering burden                     2,742
       Production burden                     15,664
       Warranty                               2,239
       Inventory obsolescence                    --
                                          ---------
            Total cost of goods sold        147,205
                 Gross profit %                36.7%

       Commissions                           13,918
       Marketing and sales expense           43,960
       Research & development                34,256
                                          ---------
       Total contribution costs             239,339
                                          ---------
            Contribution margin              (6,787)
                 Contribution margin %         -2.9%

Other Expenses:
       Allocated selling expense             14,433
       G & A expense                         30,473
                                          ---------
            Total other expenses             44,906
                 Percent of sales              19.3%
       Interest                               1,200
                                          ---------
Earnings from Operations                    (52,893)
      Percent of sales                        -22.7%

       Misc. (Income)/Expense               (18,613)
                                          ---------
Profit before Taxes                         (34,280)
      Percent of sales                        -14.7%

Provision for Income Taxes                       --
                                          ---------
Profit after Taxes                        $ (34,280)
      Percent of sales                        -14.7%
                                          =========

CASE NAME:   RESEARCH INCORPORATED
CASE NUMBER:   02-40309
CASH RECEIPTS & DISBURSEMENTS (CALENDAR)

                                                        FOR PERIOD
                                                      OCTOBER 1 - 31
                                                      --------------
 1 CASH-BEGINNING OF MONTH                            $    30,315.89
              RECEIPTS FROM OPERATIONS
 2 CASH SALES                                                     --
 3    LESS: CASH REFUNDS                                          --
                                                      --------------
 4 NET CASH SALES                                                 --
              COLLECTIONS OF ACCTS REC
 5 PRE-PETITION                                                   --
 6 POST-PETITION                                          338,507.02
 7 OTHER                                                          --
                                                      --------------
 8 TOTAL OPERATING RECEIPTS (LINES 4+5+6+7)               338,507.02
              NON-OPERATING RECEIPTS
 9 LOANS/ADVANCES/TRANSFERS                               265,000.00
10 SALE OF ASSETS                                                 --
11 OTHER (TRANSFER FROM OLD OPERATING ACCT)
12 OTHER                                                   13,974.33
                                                      --------------
13 TOTAL NON-OPERATING RECEIPTS (LINES 9+10+11+12)        278,974.33
                                                      --------------
14 TOTAL RECEIPTS (LINES 8+13)                            617,481.35
                                                      --------------
15 TOTAL CASH AVAILABLE (LINES 14+1)                      647,797.24



              OPERATING DISBURSEMENTS:
16 NET PAYROLL                                             63,157.22
17 PAYROLL TAXES-PAID                                      25,840.34
18 SALES, USE & OTHER TAXES PAID                            3,458.78
19 SECURED/RENTAL/LEASES                                   20,473.92
20 UTILITIES                                                4,055.95
21 INSURANCE                                               20,762.35
22 INVENTORY PURCHASES                                    103,894.53
23 VEHICLE EXPENSE                                                --
24 TRAVEL                                                   7,810.87
25 ENTERTAINMENT                                              130.84
26 REPAIRS & MAINTENANCE                                      576.70
27 SUPPLIES                                                   475.85
28 ADVERTISING                                                385.56
29 401k to MN Life/United Way/Dependent Care                8,741.13
30 OTHER:  Freight                                          9,308.33
31 OTHER:  Commissions                                     14,444.95
32 OTHER:  Misc                                            16,059.64
33 OTHER:  LOAN PAYDOWN                                   352,481.35
                                                      --------------
34 TOTAL OPERATING DISBURSEMENTS                          652,058.31
              REORGANIZATION EXPENSES:
35 PROFESSIONAL FEES                                        1,800.00
36 U.S. TRUSTEE QUARTERLY FEES                              7,500.00
37 OTHER:  Moving Expenses                                        --
38 OTHER:                                                         --
                                                      --------------
39 TOTAL REORGANIZATION EXPENSES                            9,300.00
                                                      --------------
40 TOTAL DISBURSEMENTS (LINES 34+39)                      661,358.31
                                                      --------------
41 CASH-END OF MONTH                                  $   (13,561.07)
                                                      ==============

CASE NAME:   RESEARCH INCORPORATED
CASE NUMBER:  02-40309

                                                          LOCKBOX        PAYROLL        INVEST ACCT     GENERAL DIP
                                                        ACCT # ***        ACCT #           ACCT #          ACCT #
                                                       ------------    ------------    ------------     -----------
BANK RECONCILIATIONS  -  OCTOBER                       336 998 1448    351 470 1314    150 418 1013    336 997 8907
BALANCE PER BANK STATEMENT                             $  16,518.54    $   5,000.00    $   1,502.53    $  17,472.14
ADD:  DEBITS BY BANK, NOT ON RI TIL NEXT MONTH            44,725.11              --              --        1,000.00
ADD:  SERVICE CHARGES
ADD:  CHECKS CASHED NOT ON RI BOOKS TIL NEXT MONTH        19,363.21
SUBTRACT:  OUTSTANDING CHECKS                                    --              --              --      (14,715.30)
SUBTRACT: CREDITS BY BANK NOT ON RI TIL NEXT MONTH       (60,943.65)             --              --              --
SUBTRACT: ENTRY MADE AFTER M/E CUTOFF                            --              --              --              --
SUBTRACT:  INTEREST EARNED                                       --              --              --              --
                                                       ------------     -----------    ------------    ------------
END OF MONTH BANK BALANCE                              $     300.00     $  5,000.00    $   1,502.53    $  23,120.05

PER BOOKS                                              $         --     $  5,000.00    $   1,502.53    $  23,120.05

*** NOTE: MCF CARRIES $300.00 BALANCE WHICH RI DOESN'T RECORD ON OUR BOOKS IN
          NEW LBOX ACCT #336 998 1448.

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

BASED ON CALENDAR MONTH
Case Number: 02-40309
   CASE NAME: Research Incorporated

INSIDERS:
---------------------------------------------------------------------------------------------
                         Type of
    Name               Compensation          Oct-02       Nov-02       Dec-02      Qtr Total
---------------------------------------------------------------------------------------------
Bruce Bailey           Travel, meals      $  1,475.79                             $  1,475.79
Bruce Bailey           Salary                8,376.92                                8,376.92
Brad Yopp              Salary                9,000.00                                9,000.00
Brad Yopp              Travel, meals           782.79                                  782.79
Claude Johnson         Board Fees            3,576.00                                3,576.00
John Collwell          Board Fees            1,800.00                                1,800.00
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
 Total Payments to
       Insiders:                          $ 25,011.50    $      --    $     --    $ 25,011.50
---------------------------------------------------------------------------------------------

PROFESSIONALS:
---------------------------------------------------------------------------------------------
                         Type of
    Name               Compensation          Oct-02       Nov-02       Dec-02      Qtr Total
---------------------------------------------------------------------------------------------
Baker & McKenzie       Legal Fees            1,000.00                             $  1,000.00
Westman, Champlin      Patents                 800.00                                  800.00
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
   Total Payments to
    Professionals:                        $  1,800.00    $      --    $     --    $  1,800.00
---------------------------------------------------------------------------------------------

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

POST PETITION PAYROLL TAX STATUS

                                                                       AMT W/H OR
                             BEGINNING      ACCRUED                     ENDING
               FEDERAL       TAX LIAB.    OCT 1 - 31     AMT PAID      TAX LIAB.
               -------      ----------    ----------    ----------    ----------
WITHHOLDING                  $      -      $10,030.61    $10,030.61    $      -
FICA-EMPLOYEE                       -        5,893.37      5,893.37           -
FICA-EMPLOYER                       -        5,893.36      5,893.36           -
UNEMPLOYMENT (FUTA)                 -             -             -             -
INCOME                              -             -             -             -
OTHER                               -             -             -             -
                             ----------    ----------    ----------    ----------
TOTAL FEDERAL TAXES          $      -      $21,817.34    $21,817.34    $      -


               STATE
               -----
WITHHOLDING                  $      -      $ 4,023.00    $ 4,023.00     $     -
SALES                          1,570.56        163.84      3,458.78     (1,724.38)
EXCISE                              -             -             -             -
UNEMPLOYMENT (SUI)                  -             -             -             -
OTHER                               -             -             -             -
REAL PROPERTY                       -             -             -             -
PERSONAL PROPERTY                   -             -             -             -
OTHER                               -             -             -             -
                             ----------    ----------    ----------    ----------
TOTAL STATE & LOCAL TAXES    $ 1,570.56    $ 4,186.84    $ 7,481.78    $(1,724.38)

TOTAL TAXES DUE              $ 1,570.56    $26,004.18    $29,299.12    $(1,724.38)


LIST ANY PRE-PETITION TAXES PAID DURING REPORTING PERIOD:
                             FEDERAL       WITHHOLDING                 $      -
                             FEDERAL       FICA-EMPLOYEE                      -
                             FEDERAL       FICA-EMPLOYER                      -
                             FEDERAL       UNEMPLOYMENT                       -
                             STATE         WITHHOLDING                        -
                             STATE         UNEMPLOYMENT                       -
                                                                       ----------
                                                                       $      -

EXPLAIN THE REASON FOR ANY PAYMENT OF PRE-PETITION TAXES:



EXPLAIN THE REASON ANY POST-PETITION TAXES ARE PAST-DUE:

                    POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
                             BASED ON CALENDAR MONTH
                               OCTOBER 1-31, 2002
                               Case Name: 02-40309
                    Case Number: Research Incorporated
-----------------------------------------------------------------------------------------------
                                           SCHEDULED
                                        MONTHLY/QRTLY/Y
POST-PETITION SECURED                    EARLY PAYMENT          AMOUNT PAID
   LEASES PAYABLE                             DUE              DURING MONTH        TOTAL UNPAID
-----------------------------------------------------------------------------------------------
ADAGER                                          $ -                  $ -                   $ -
-----------------------------------------------------------------------------------------------
ADT                                                                                          -
-----------------------------------------------------------------------------------------------
AT&T                                          22.58                22.58                     -
-----------------------------------------------------------------------------------------------
AVAYA                                                                  -                     -
-----------------------------------------------------------------------------------------------
CAZARIN                                      281.00               281.00                     -
-----------------------------------------------------------------------------------------------
CITICAPITAL                                  373.54               373.54                     -
-----------------------------------------------------------------------------------------------
CONTINENTAL PROPERTY GROUP                        -                    -                     -
-----------------------------------------------------------------------------------------------
DUN & BRADSTREET                                  -                    -                     -
-----------------------------------------------------------------------------------------------
FIRST INDUSTRIAL                          16,449.42            16,449.42                     -
-----------------------------------------------------------------------------------------------
INFINITY ACCESS                                   -                    -                     -
-----------------------------------------------------------------------------------------------
IMATION                                           -                    -                     -
-----------------------------------------------------------------------------------------------
INSIGHT                                           -                    -                     -
-----------------------------------------------------------------------------------------------
IOS CAPITAL                                       -                    -                     -
-----------------------------------------------------------------------------------------------
KEY EQUIPMENT                                     -                    -                     -
-----------------------------------------------------------------------------------------------
METRO SALES                                1,028.03             1,028.03                     -
-----------------------------------------------------------------------------------------------
O'PIN SYSTMES                                     -                    -                     -
-----------------------------------------------------------------------------------------------
ORBIT SOFTWARE                                    -                    -                     -
-----------------------------------------------------------------------------------------------
ORIX CREDIT ALLIANCE SCHLEUNIGER INC              -                    -                     -
-----------------------------------------------------------------------------------------------
IMAGISTICS (PITNEY BOWES)                    188.51               188.51                     -
-----------------------------------------------------------------------------------------------
PITNEY BOWES CREDIT                          321.42               321.42                     -
-----------------------------------------------------------------------------------------------
QWEST                                        118.72               118.72                     -
-----------------------------------------------------------------------------------------------
RCM DATA CORPORATION                              -                    -                     -
-----------------------------------------------------------------------------------------------
THE ASSOCIATES                                    -                    -                     -
-----------------------------------------------------------------------------------------------
VASKE COMPUTERS                              832.00               832.00                     -
-----------------------------------------------------------------------------------------------
VERISIGN                                          -                    -                     -
-----------------------------------------------------------------------------------------------
VERIZON                                       52.38                52.38                     -
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL DUE                                                                                  $ -
-----------------------------------------------------------------------------------------------


Case Name:  Research, Inc.
Case #:  02-40309


ACCOUNTS RECEIVABLE AGING


        AGING             10/26/2002
        -----             ----------
0-30 DAYS                    $202,057.64
31-60 DAYS                     64,387.64
61-90 DAYS                      9,699.24
91+ DAYS                      (13,537.70)
                       ------------------
TOTAL A/R                    $262,606.82

Case Name:  Research, Inc.
Case Number:  02-40309

                    AGING SCHEDULE OF POST-PETITION PAYABLES
                    ----------------------------------------
                                    31-Oct-02

                                                       CURRENT
                                                       0-30 DAYS        31-60 DAYS         61-90 DAYS      91-120 DAYS
                                                       ---------        ----------         ----------      -----------
AGREN ASCHER                                            1,388.26
CORPORATE EXPRESS                                         121.25
BRAD YOPP                                                  70.13
BRETT ASSOCIATES                                           90.70
BUSCH ELECTRONICS                                       1,808.00
CINTAS CORPORATION                                         21.30
CONTINENTAL FAN                                                                              (19.68)
COOPERATIVE PLATING                                       220.00
DAWSON & ASSOCIATES                                       452.38
DIVINE, SCHERZER & BRODY                                2,289.00
ELO                                                     8,142.20
FABER-RENOFF                                              530.10
FAIRVIEW MACHINE                                                                                             (155.00)
FASTENAL CO                                                78.00
FL DEPT OF REVENUE                                       (251.76)
FORM FLO                                                   22.50          327.07
GEMS SENSORS                                              288.84
HARTFIEL                                                                                     (10.10)
HEALTHPARTNERS                                          1,100.85
INDIANA SALES TAX                                         108.16
INDUSTRIAL PROFILE SYSTEMS                                                                   284.00          (867.17)
INSTRUMENTATION SERVICES                                                                                     (407.60)
INSTRUMENTATION SYSTEMS                                 7,675.69
JJ GALLEHER                                               230.00
JORDAN MARLAR HALE                                        964.10
JR NELSON                                                  40.00
LEE SPRING                                                 71.44               -                  -                -
LINDQUIST & VENNUM                                      1,183.08        2,756.85           2,977.20         9,493.27
MICRON METALWORKS                                       1,003.44                                  -
MINNEGASCO                                                 26.14
MS MICHAELS                                               513.63
MSI ENGINEERING                                         3,564.42
NEDCO                                                   1,318.88
O'PIN                                                   2,086.78
PANELOC                                                   121.00
PATRICK & DOUGLAS                                         203.50
PETTY CASH                                                                 16.27
POWERMATION                                             1,311.43
POWERTRONICS                                            4,233.78
PRECISION CONTROL SYSTEMS                               1,552.80
PRIME INDUSTRIAL                                          101.25
PYROMATIC                                                 (40.02)                                            (924.80)
QCON                                                    2,092.05
REYNOLDS WELDING                                           31.62
STATE BD OF EQUALIZATION                                  339.00                                  -
SYNERGETIC                                                                     -             229.50        (1,781.85)
THERMAL SOURCE                                            129.00
THERMAL WAVE                                            1,427.20
TREASURER OF STATE                                        161.23
VASKE COMPUTER                                          1,128.85
WESTMAN, CHAMPLIN & KELLY                                 500.30
                                             ---------------------------------------------------------------------------
                                                     $ 48,450.50      $ 3,100.19         $ 3,460.92       $ 5,356.85
                                             ===========================================================================

         QUESTIONNAIRE



Case Name:  RESEARCH, INC.
            --------------
United States Bankruptcy Court District of MINNESOTA
                                           ---------
Case Number:  02-40309                                 Division
              --------
Month:  OCTOBER 2002
        ------------
1.    Taxes:

      Are all post-petition payroll, state and federal taxes current?
                  Yes ( X )      No (    )

      Are all post-petition income taxes, state and federal current?
                  Yes ( X )      No (    )

      Are all other post-petition taxes current?
                  Yes ( X )      No (    )

      If the answer to any of the questions above is no, please list the balances which are outstanding on the schedules of post-petition taxes payable.

2.    Insurance:

      Are workers compensation, general liability and other necessary insurance in effect?
                  Yes ( X )      No (    )

      Are all premium payments current?
                  Yes ( X )      No (    )

      PLEASE ITEMIZE ALL POLICIES:

                                                                              INSTALLMENT
                                                           EXPIRATION           PAYMENT           PERIOD            PAID
      TYPE OF POLICY             CARRIER                      DATE              AMOUNT           COVERED          THROUGH
--------------------------------------------------------------------------------------------------------------------------------

A.    Worker Compensation        Berkley Risk              12/8/2002              $  1,189.00     Month          10/31/2002

B.    Group Medical              Preferred One             Aug. 2003              $ 15,741.54     Month          10/31/2002

C.    Group Dental               Health Partners/          Aug. 2003              $    508.67     Month          10/31/2002
                                 Group Health

D.    Property & Liability       Chubb                     12/30/2002             $  1,655.14     Month          10/31/2002
                                                                                                                     -
E.    Life Insurance             Unum Life Ins. Co.         6/1/2003              $  1,632.04     Month          10/31/2002
--------------------------------------------------------------------------------------------------------------------------------

         Questionnaire Continued on Next Page

3.    Have any payments been made to any pre-petition creditors?
                  Secured              Yes (   )        No ( X )
                  Priority             Yes (   )        No ( X )
                  Unsecured            Yes ( X )        No (   )

      If yes, please identify to whom the payment(s) has been made, the date(s) and the amount(s).

      Underwriters Laboratories was paid $1598.52 on October 11, 2002 to maintain necessary certification on on a product that continues to be sold.

4.    Have any assets been sold outside the normal course of business?
                  Yes (   )      No ( X )

      If yes, please describe the assets which were sold and attach an order by the Court authorizing the sale.

5. Have all funds been deposited in and disbursed from the chapter 11 debtor bank accounts?
                  Yes ( X )      No (    )

6.    Are all post-petition accounts receivable due from non-related parties?
                  Yes ( X )      No (    )

7. What specific efforts have been made in the past month toward the development of a Plan of Reorganization?

      A Debtor's Plan of Reorganization and Debtor's Disclosure Statement were filed with the Bankruptcy Court on September 13, 2002. A hearing was held on October 16, 2002 regarding the Plan and Disclosure statement and an amended Plan and Disclosure statement was filed on the 17th of October and an Order was issued on the 17th of October approving the Plan and Disclosure statement for the mailing of ballots to the unsecured creditors. A final confirmation hearing has been scheduled with the Bankruptcy Court at 10:30 a.m on November 27, 2002.

            Debtor/Trustee's Certification










      Name of Attorney:          MICHAEL MEYER
      Address:                   4545 IDS CENTER
                                 80 SOUTH EIGHTH ST.
      City, State, Zip:          MINNEAPOLIS, MN 55402
      Telephone:                 (612) 317-4745

      I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING COMPLETE MONTHLY OPERATING REPORT (MOR), CONSISTING OF MOR-1 THROUGH MOR-11, PLUS ALL ATTACHMENTS ARE TRUE AND CORRECT.


      Signed:         /s/ Brad Yopp               Title: PRESIDENT, CFO
                  -------------------------
                  (Original Signature)

                  BRAD YOPP                        Date: NOVEMBER 14, 2002